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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

October 28, 2003
Date of Report (Date of earliest event reported)

DJ ORTHOPEDICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16757 (Commission File Number)	33-0978270 (I.R.S. Employer Identification Number)
2985 Scott Street Vista, California 92081 (Address of principal executive offices) (Zip Code)

(800) 336-5690
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Document
99.1	Press release dated October 28, 2003 relating to dj Orthopedics, Inc.'s financial results for the quarter ended September 27, 2003.

Item 12.    Results of Operations and Financial Condition

        On October 28, 2003, dj Orthopedics, Inc. issued a press release regarding its financial results for the quarter ended September 27, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DJ ORTHOPEDICS, INC. (Registrant)

Date: October 28, 2003	BY:	/s/ LESLIE H. CROSS Leslie H. Cross President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated October 28, 2003 relating to dj Orthopedics, Inc.'s financial results for the quarter ended September 27, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index